Exhibit 32(a)

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Valspar Corporation (the "Company") on Form 10-K for the fiscal year ended October 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard M. Rompala, Chief Executive Officer of the Company and I, Paul C. Reyelts, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

        2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard M. Rompala

Richard M. Rompala Chairman and Chief Executive Officer January 12, 2005

/s/ Paul C. Reyelts

Paul C. Reyelts Senior Vice President, Finance (Chief Financial Officer) January 12, 2005